UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

Lucy Scientific Discovery Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41616	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301-1321 Blanshard Street Victoria, British Columbia, Canada	V8W 0B6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (778) 410-5195

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	LSDI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 7, 2024, Lucy Scientific Discovery, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that based on the review of the Nasdaq staff (the “Staff”), the Company’s lack of compliance with the requirement that a listed company’s stockholders’ equity be at least $2.5 million pursuant to Nasdaq Listing Rule 5550(b) (the “Minimum Stockholders’ Equity Requirement”), would have lead to the suspension of the trading of the Company’s common shares at the opening of business on May 16, 2024. The Company needed to appeal the delisting determination by May 14th and request a hearing before an independent Nasdaq Hearings Panel (the “Panel”) to avoid this trading suspension.

The Company timely submitted its appeal and has a hearing scheduled for June 25, 2024 before a Panel regarding its plan to regain compliance with the Minimum Stockholders’ Equity Requirement.

On May 21, 2024, the Company received a letter from the Staff stating that, per Nasdaq Listing Rule 5250(c)(1) (the “Filings Rule”), the Company is delinquent in filing its Quarterly Report on Form 10-Q for the period ended March 31, 2024, which serves as an additional basis for delisting the Company’s securities from Nasdaq.

The Company intends to request the continued listing of its common shares on Nasdaq pending its compliance with the Stockholders’ Equity Rule and the Filings Rule. However, there can be no assurance that the Panel will grant the Company’s request or that the Company will ultimately regain compliance with all applicable requirements for continued listing on Nasdaq.

On May 28, 2024, the Company issued a press release discussing the May 21st letter from the Staff regarding the Filings Rule deficiency. The press release is filed hereto as Exhibit 99.1.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Lucy Scientific Discovery, Inc., dated May 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lucy Scientific Discovery, Inc.

Date: May 28, 2024	By:	/s/ Richard Nanula
	Name:	Richard Nanula
	Title:	Chief Executive Officer

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